Exhibit 10.14
MediaAlpha, Inc. Deferred Share Unit Subplan
2020 Omnibus Incentive Plan
DEFERRAL ELECTION FOR RSU AWARDS
This Deferral Election must be completed and returned to Jeff Coyne no later than December 31, 20__ (the “Election Deadline”). Your election becomes irrevocable as of the Election Deadline. Pursuant to the terms of the MediaAlpha, Inc. Deferred Share Unit Subplan (the “Subplan”), you hereby elect to defer certain of your RSUs. Capitalized terms used but not defined herein have the meanings set forth in the Subplan.

RSUs Deferred (you may list more grants in the space provided)

_____ percent (_____%) of time-based RSU grants granted in 202_
_____ percent (_____%) of performance-based RSU grants granted in 202_

Deferred Payment Date

You hereby elect the following deferred Payment Date with respect to the deferred RSUs:
•Year: 20__
•Day (employees must check one of the first 4 alternatives):
o☐ February 15
o☐ May 15
o☐ August 15
o☐ November 15
o__________

Other Payment Events
Notwithstanding the above deferred Payment Date election, if any of the following payment events occurs prior to the deferred Payment Date selected above, the Payment Date will be the following earlier payment event (you may check up to all three):
☐ Your Separation from Service with the Company (within the meaning of Treasury Regulation Section 1.409A-3(a)(1)
☐ Your death.
☐ A Change of Control.

Timing of Payment

You hereby elect the following form of payment with respect to amounts deferred hereunder (check one):
☐ One (1) lump sum payment.
☐ Three (3) equal annual installments, payable over three (3) years.
☐ Five (5) equal annual installments, payable over five (5) years.
☐ Equal annual installments, payable over ____ years (choose 2-10 years).

Subsequent Calendar Years

This Deferral Election will not remain in effect with respect to awards made in future calendar years. For awards made in future calendar years, you must make a new Deferral Election for each calendar year.

________________________________ Participant’s Signature
________________________________ Print Participant’s Name

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